

Corporate Presentation

November 2008

CFS China Fire & Security Group, Inc.

Sureland Industrial Fire Safety Limited

Ticker: CFSG

Safe Harbor Statement

Certain statements in this presentation are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from such statements expressed or implied herein as a result of a variety of factors, including, but not limited to the Company's sales and services; the success of the Company's commercialization strategy, the acceptance by the market of the Company's products; competition and timing of projects and trends in the future operating performance, as well as other factors expressed from time to time in the Companies periodic filings with the Securities and Exchange Commission (the "SEC"). As a result, this presentation should be read in conjunction with the Company's periodic filings with the SEC. The forward looking statements contained herein are made only as of the date of this presentation, and the Company undertakes no obligation to publicly update such forward looking statements to reflect subsequent events or circumstances.

Company Overview

- **Well recognized brand name backed by numerous awards and honors***
- **Leading provider of total solutions in the industrial fire safety sector in China**
- **A market leader with high entry barrier and competitive differentiation in a fragmented market**
- **Repeat sales opportunities with top-tier customer base**
- **Innovative R&D team with a portfolio of patented and proprietary IP products**
- **Positioned to benefit from China's movement to higher industrial safety standards and strong economic expansion**

* Note: China Fire ranked No.1 in the category of "System Contracting Enterprises" and No. 2 in the list of the "Top 30 Companies in the Fire Protection Industry" by the China Fire Protection Association (CFPA) in 2003; China Fire Ranked No. 1 in Survey of Top Chinese Fire Protection Brands, undertaken by HC360.com, the largest commercial website in China's fire protection industry in August, 2008.

Financial Overview ($ in millions)



80
60
40
20
0
CAGR = 42 %
16.5
5.2
21.6
7.3
32.5
9.4
46.8
15.6
68.0
24.0
FY 2004
FY 2005
FY 2006
FY2007
2008
(Guidance)
Revenue
Net Income (proforma*)

* Proforma Net Income excludes non-cash loss of $1.6 million for change in fair value of warrants in 2006 and gain of 1.2 million in 2007

Capital Structure/Other Information

- *Symbol: CFSG (NASDAQ)*
- *Stock Price (11/12/2008): $6.86*
- *F/D shares outstanding: 28.3 million*
- *Float: 6.7 million*
- *Market Cap: $189 million*
- *Management ownership: 50.9%*
- *Fiscal year end: December 31*
- *Auditor: Moore, Stephens, Wurth and Frazer*

Investment Highlights

- **China's Industry Play**
  - Industrial fire protection market is about $1 Billion in 2006 and grows at 11% annually
  - Highly fragmented market with thousands of small players
  - Industrialization and urbanization processes across all sectors and throughout China
  - Steel industry in particular with new fire codes in place
  - Overall improvement in government enforcement on fire safety

- **First mover in industrial fire protection industry**
  - Founded in 1995, China Fire, headquartered in Beijing with more than 500 employees and 30 sales offices throughout China, is the No. 1 brand name in China's fire protection industry.
  - Passionate and ambitious management team with entrepreneurship in China's fire protection industry
  - Largest manufacturer, distributor, and installer of industrial fire protection products and services in China.
  - Strong R&D with 52 issued patents in products all aspects of industrial fire safety from fire detection to fire system control and extinguishing.

- **First-tier Client base**
  - State owned multi-billion dollar companies: Top 20 iron and steel companies, top 5 power plant groups, top 3 petrochemical producers.

- **Focus on organic growth with potential as a consolidator in China fire protection industry**

- **Third Quarter Financial Results 2008**

	$ million	% of Sales	Y/Y Growth
Revenue	16.7	100%	44.4%
Gross Profit	9.9	58.9%	43.6%
Operating Income	6.1	36.6%	49.5%
Net Income	6.5	38.6%	47.0%

CFSG Operates in a Rapidly Growing Industry

Growth Drivers:

- **Government's investment in infrastructure**
- **China's industrialization** is driving significant demand for industrial fire prevention and remediation systems
- **Increased government regulations**
  - Fire Services Law enacted in 1998
  - Safety Production Law enacted in 2002
  - Fire standards for Iron and Steel industry introduced in 2007 and mandatory on January 1st., 2008.
  - **Amendment in Fire Services Law** in later 2008, emphasizing the owner's liability in the security of industrial facilities and enforcing the government's supervision.
- **Large and under-penetrated market** for existing structures with inadequate fire safety systems –Estimated 80% of steel plants are not fully compliant with current fire safety requirements.
- CFSG has only **7% of the market share** of industrial fire protection industry while providing a superior product offering at comparably lower price points creating ample opportunities for growth

* *(Source: "China Building Mechanical & Electrical Engineering" March 2006)*

Recent Developments

- **Overall weakness and correction in iron and steel industry**
  - Indirect and limited impact to China Fire's business
  - Eliminating outdated iron and steel capacity
  - Accelerating consolidation
  - Long term positive to iron and steel industry
  - Correction time in iron and steel industry is limited
- **Government economic stimulus plan: $600 billion till 2010**
  - Accelerate infrastructure investment: railways, highways, airports, housing
- **VAT tax reform: Direct and Indirect impacts**
  - Encourage enterprise's capital investment in fix assets

Significant Entry Barrier

Industrial Fire Safety Systems Demand a Greater Degree of Technical Specialization as Compared to General Residential and Commercial Construction Creating a niche for CFSG

- Designers must consider a myriad of complex technologies, safety factors, as well as, unique fire hazard risks associated with various areas of protection
- CFSG's specialized products & technologies address adverse environmental problems such as humidity, dust and electro-magnetic interference
- CSFG provides "end-to-end" turnkey solutions and services that are required by many industrial customers
- 52 issued patents covering: fire detecting, system control, and fire extinguishing technologies
- High displacement barriers after initial installation with ongoing high margin maintenance opportunities

Current Sales and Implementation Process


Typical industrial fire prevention and fighting system contract
Identifying target projects
Business contact and technical service for target customers
Project tendering and Contract signing
Specialized fire facilities design
Risk analysis of fire hazard
Testing on fire hazard
Technical solution of fire safety system
Quality Control
Maintenance
Installation and management
System integration (including purchasing of peripheral products)
Product Manufacture
Fire detection system
Fire alarm control system
Fire extinguishing system

Revenue Composition

Three major revenue sources:

- **Total Solutions (85%)** – complete design and installation of fire prevention and suppression systems
- **Product Sales (12%)** – the sale of proprietary and other fire detection and remediation products is done through regional sales offices and value added resellers
- **Maintenance Services (3%)** – provided to customers after the installation of relevant fire prevention and suppression systems







Revenue breakdown*


12%
3%
85%
Total Solutions
Product Sales
Maintenance Services

* Results of Q3/2008

Product Offering: Fire Detectors

Industrial Fire Detectors are required in all industrial environments to detect potential fire hazards.

- **Linear Heat Detectors**

  Required in all industrial environments to detect potential fire hazards in power cables, oil tanks, pipelines, machineries, power plants, large storage, etc.



- **Flame Detectors (Multi-Frequency Infrared Flame Detectors)**

  Based on leading global technology and is widely used in petrochemical plants, hydraulic oil storage, airports, etc.



- **Gas Detectors (Long-haul Flash type IR Combustible Gas Detectors)**

  Can detect a range of 120m x 14m space and works under all weather conditions.
  It is widely used in oil drilling platforms, oil transportation pipelines, chemical storage facilitie winery storage, etc.



Product Offering: Controllers

Industrial Fire Alarm Control and Management Systems functions as the operating system for the fire detection and extinguishing systems, and all protected areas. A fire alarm triggers the activation of the automatic fire extinguishing system:

- Fire Alarm and Control System
- Cell-based Fire Safety Information Management System
- Network-based Monitoring and Command System
- Network-based Customer Service System







工业消防安全网络监控系统
Network Supervisor Control for Industrial Fire Safety

Product Offering: Extinguishers

- Specialized Water Spray Fire Extinguishing System
- Medium Pressure Single Fluid Water Mist Extinguishing System
- Foam-based Fire Extinguishing System
- Gas-based Fire Extinguishing System including IG541, CO_2, HFC227ea





Strong R&D Capability

- R&D team includes staff of 38, the majority which graduated from Top Universities
- Consists of four groups: Detection, Controller, Fire Extinguishing, and System Integration. CFSG has partnerships with other research institutes and universities to jointly develop products for certain consumer applications
- Two "Best of Class" industrial testing facilities, where analysis and examination of products and systems are conducted utilizing real world conditions.
- Experienced advisors and consultants, including a technical consultant who was the former Chief of the Fire Prevention Bureau.





Leading Industry Standard

CFSG has continued to strengthen its position as a leader in the development of PRC's national fire safety standards:

- Editorial member for the "Linear Type Heat Detectors"
- Chief Editorial member for the "Design of Fire Prevention Standards for Metallurgy, Iron and Steel Enterprises"
- Editorial member for the "Standardization for Fire Prevention Designs in Thermal Power Generating Plants and Transformer Stations"
- Major participating units for the provincial fire safety standard in the Liaoning, Hubei, Shan Xi, Guang Dong

Manufacturing Facilities

- Located in Beijing and Tianjin – Total 200,000 sq. ft. facility;
- Annual production capacity of 6 million meters (approximately 20 million feet) of linear heat detectors
- 35% of room space utilization with ample room to accommodate future growth






Nationwide Sales Network

- Broad customer base which spans over 20 provinces in the PRC
- 30 branches and offices throughout PRC
- Excellent relationships with outside distributors and resellers.



Headquarters
Office/ Branches
Customers
Heilongjiang
Inner Mongolia
Hebei
Beijing
Shanxi
Shandong
Taiyuan
Gansu
Jiangsu
Shanxi
Anhui
Nanjing
Chengdu
Hubei
Wuhan
Shanghai
Hunan
Zhejiang
Ningbo
Chongqing
Nanchang
Yunnan
Guizhou
Changsha
Jiangxi
Guiyang
Kunming
Guangdong
Guangzhou

CHINA FIRE & SECURITY GROUP INC.
Ticker: CFSG

Sample Client List

Most are first tier state-owned enterprises with a significant number of contracts exceeding RMB 10 million (approximately $1.25 million), dated June 30, 2008.

Client Name	Cumulative Contract Value in $ million
•Capital Iron and Steel Company	31.0
•Anshan Iron and Steel Company	36.1
•Wuhan Iron and Steel Company	29.6
•Ma An Shan Iron and Steel Company	18.6
•Datang Power	15.7
•Jiuquan Iron and Steel Company	11.6
• PetroChina	11.7
• Changjiang Sanxia ("Three Gorges")	6.9
• Sichuan Dongfang Electric	4.3
• Huadian Corporation	2.2

Awards and Certifications

- Ranked No.1 in the category of "System Contracting Enterprises" and No.2 in the list of the "Top 30 Companies in the Fire Protection Industry", undertaken by the China Fire Protection Association
- Ranked No. 1 in the survey entitled "Top Ten Chinese Fire Protection Brands" undertaken by HC360.com, a leading B2B electronic commerce services provider in China which runs the largest commercial website in China's fire protection industry
- Top Level Design Qualification
- Top Level Engineering Qualification from the Ministry of Construction; needed for total solutions in China
- UL Certification from Underwriters Laboratories Inc. of the U.S.


中国消防协会
CHINA FIRE PROTECTION ASSOCIATION


工程设计证书



Strong Financial Performance

Selected Financial Results (in $ million except EPS)

	Q3/2008	Y/Y	Q/Q	Q3/2007	Q2/2008	2007	2006	2005
Revenue	$16.7	44.4%	0.5%	$11.6	$16.7	$46.8	$32.5	$21.2
Gross Profit	$9.9	43.6%	-3.1%	$6.9	$10.2	$25.7	$16.2	$12.5
Gross Margins	58.9%			59.2%	61.2%	54.9%	50.0%	$59.2%
Total Operating Expense	$3.7	34.9%	4.3%	$2.8	$3.6	$10.8	$8.3	$5.5
Operating Expense / Revenue	22.3%			23.9%	23.1%	23.0%	25.4%	25.9%
Income from Operations	$6.1	49.5%	-7.2%	$4.1	$6.6	$14.9	$8.0	$7.0
Operating Margins	36.6%			35.3%	39.6%	31.8%	24.6%	33.2%
GAAP Net Income	$6.5	47.0%	-3.3%	$4.4	$6.7	$16.8	$7.0	$7.3
GAAP Net Margins	38.6%			37.9%	40.1%	35.9%	21.5%	34.3%
Diluted EPS	$0.23	44.8%	-3.5%	$0.16	$0.24	$0.56	$0.38	$0.30

Balance Sheet Highlights

Selected Financial Results (in $ million)

	03/31/2007	06/30/2007	09/30/2007	12/31/2007	03/31/2008	06/30/2008	09/30/208
Cash and Restricted Cash	$10.7	$9.4	$13.8	$20.9	$19.5	$25.1	$27.0
Accounts Receivable, NET	$14.7	$15.0	$17.1	$16.5	$16.3	$18.3	$19.2
Inventory	$3.5	$4.7	$4.3	$4.0	$4.3	$5.5	$7.8
Total Current Assets	$46.4	$49.0	$55.1	$62.1	$68.5	$85.7	$94.2
Working Capital	$26.6	$29.0	$35.1	$40.8	$47.0	$54.1	$59.0
Total Current Liabilities	$19.8	$20.1	$20.0	$21.4	$21.4	$31.6	$35.2
Shareholders' Equity	$29.5	$35.7	$44.5	$50.2	$57.0	$65.0	$71.7

2008 Financial Guidance

2008 Financial Guidance:

- **Revenue: at least $68.0 million, 45% ↑**
- **Net Income: at least $24.0 million, 44% ↑**
- **GAAP EPS: at least $0.84**

Experienced Management Team

Gangjin Li, ***Chairman of the Board,*** Mr. Li founded the company in February 1995 and is responsible for the strategic planning, sales and marketing of the company. He has over 15 years experience in the fire protection industry in China. Mr. Li was named as "China Outstanding Entrepreneur" by China Enterprise Directors Association in 2004. Mr. Li is an Executive Director of China Fire Protection Association (CFPA) and a member of US-based National Fire Protection Association (NFPA). Mr. Li received his Master of Management Degree from Beijing University in 1991 and Bachelor of Engineering from Wuhan Iron and Steel University in 1982.

Brian Lin, ***CEO,*** Mr. Lin has over 17 years management and technical experience both in the US and China. Mr. Lin is an early stage investor and co-founder of the Company and has been providing strategic guidance since its inception. Prior to joining the Company full time in January 2006, Mr. Lin held various management and technical positions with PacificNet and UTStarcom I China and Nortel Networks and Motorola in the US. Mr. Lin received his Master's Degree in Electrical Engineering from University of Toronto, Canada in 1989.

Tieying Guo, ***President,*** Ms. Guo has served as President of our subsidiary, Sureland Industrial Fire Safety Limited since July 2006 and brings over twenty years experience in China's fire protection industry. From January 2004 to July 2006, Ms. Guo was the Executive Vice President of China Fire Group, a fire protection equipment and engineering company in China which was listed in the Hong Kong Stock Exchange in 2003. Ms. Guo provided key strategic guidance in all the M&A activities for China Fire Enterprise Group. From 2000 to 2004, Ms. Guo held management positions with China Huandao Group, the largest state-owned group under the Ministry of Public Safety which owned nearly all the largest state owned fire protection and securities companies in China.

Recent Focus

- Focus on and serve its major customers who are the top tier companies in the iron and steel industry in China to maintain its leading position in the industry and, potentially, even to expand our market share.
- Continue to invest in technological innovation, intellectual property protection, product standards and fire code enhancement. Our patented proprietary products will provide strong support to the Company's future business growth in China and enhance its ability to maintain healthy margins.
- Expedite the Company's expansion into industrial sectors other than iron and steel industry. By leveraging on its leading brand reputation as a total solution provider and its comprehensive line of proprietary products, the Company will continue to diversify its customer basis.
- Pursue fire protection projects and product sales in international markets with the initial focus on India and Russia. The Company is actively bidding for projects in India now.
- Grow through merger and acquisitions to support and supplement its organic growth strategies. The bottom line for the Company's M&A is that all transactions should be accretive.

Questions?

Shayla Suen

Investor Relations

Tel: +86-10-8441-7400

Email: ir@chinafiresecurity.com

www.chinafiresecurity.com